                        AGREEMENT AND NOTICE OF EXCHANGE

        This Agreement (this "Agreement") is made as of September 13, 2000, by and between Cook Inlet GSM, Inc., a Delaware corporation ("Cook Inlet") and VoiceStream Wireless Corporation ("VoiceStream"), a Delaware corporation. Capitalized terms not defined shall have the meaning ascribed to them in the Exchange Rights Agreements (as defined below).

        WHEREAS, Cook Inlet and VoiceStream have entered into three (3) separate Exchange Rights Agreements dated as of May 3, 1999; February 25, 2000; and February 25, 2000, (together, the "Exchange Rights Agreements") whereby VoiceStream granted, and Cook Inlet accepted, the right to exchange Cook Inlet's entire ownership rights and interests in Cook Inlet GSM Control LLC, Cook Inlet/VS GSM II PCS, LLC, and Cook Inlet/VS GSM III PCS, LLC, respectively, for shares of VoiceStream Common Stock, subject to the terms and conditions set forth therein.

        WHEREAS, the Exchange Rights Agreements provide that, in the event that FCC Rules are amended such that neither License forfeiture nor violation of the C and F block eligibility requirements (as defined by the FCC Rules) would occur as a result of the Exchange occurring sooner than five (5) years after the date of the initial License grant, the Exchange Date shall be advanced;

        WHEREAS, the parties believe that the FCC Rules were so amended, and VoiceStream has provided a legal opinion from outside counsel acceptable to Cook Inlet so stating, as required by the Exchange Rights Agreements; and

        WHEREAS, Cook Inlet and VoiceStream desire that Cook Inlet effect an Exchange and exercise its Exchange Rights pursuant to all of the Exchange Rights Agreements in one transaction qualifying as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

        NOW THEREFORE, pursuant to the terms and conditions set forth herein and in the Exchange Rights Agreements, the parties, intending to be bound legally, agree as follows:

        1. The "Exchange Date" under the Exchange Rights Agreements shall be September 1, 2000.

        2. By this Agreement, Cook Inlet has irrevocably elected to exchange all of its Control Group Interest or Company Interest, as the case may be, pursuant to the applicable Exchange Rights Agreement, and this Agreement shall serve as an effective Exchange Notice pursuant to the Exchange Rights Agreements. Cook Inlet shall receive the following number of shares of VoiceStream Common Stock (subject to adjustment in accordance with the terms of the Exchange Rights Agreements) in exchange for all of its Control Group Interest or Company Interest, as the case may be, pursuant to the applicable Exchange Rights
Agreement:

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    INTEREST TO BE EXCHANGED        APPLICABLE EXCHANGE RIGHTS         NUMBER OF SHARES OF
        (APPLICABLE LLC)                    AGREEMENT                VOICESTREAM COMMON STOCK
-------------------------------------------------------------------------------------------------
Control Group Interest (Cook      Exchange Rights Agreement                 4,009,803
Inlet GSM Control LLC)            dated as of May 3, 1999

-------------------------------------------------------------------------------------------------
Member Interest (Cook Inlet/VS    Exchange Rights Agreement                 3,000,000
GSM II PCS, LLC)                  (CI-VS II) dated as of
                                  February 25, 2000)

-------------------------------------------------------------------------------------------------
Member Interest (Cook Inlet/VS    Exchange Rights Agreement                   750,000
GSM III PCS, LLC)                 (CI-VS III) dated as of
                                  February 25, 2000
-------------------------------------------------------------------------------------------------




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

        3. In order to facilitate the Exchanges, the parties shall as soon as reasonably practicable (i) file applications with the Federal Communications Commission requesting consent to the transfer of control of the various licenses controlled by Cook Inlet, (ii) file such Notification and Report Forms as may be required under the Hart-Scott-Rodino Act, and (iii) enter into an Agreement and Plan of Reorganization which shall provide for (a) the transfer of the assets of Cook Inlet, which consist solely of the Control Group Interest and the Company Interests, in exchange for the shares of VoiceStream Common Stock deliverable to Cook Inlet pursuant to the Exchange Rights Agreements in a transaction qualifying as a reorganization under the provisions of Section 368 of the Code, and (b) the assumption of only those liabilities arising out of the acquired assets.

        4. This Agreement does not, and shall not be deemed to, supersede, amend, modify, waive or replace the Exchange Rights Agreements or any of the provisions thereof.







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

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the day and year first above written.



VOICESTREAM WIRELESS CORPORATION


By:   /s/ David Miller
      -------------------------------
Its:  Vice President of Legal Affairs
      -------------------------------


COOK INLET GSM, INC.


By:   /s/ Craig Floerchinger
      -------------------------------
Its:  Vice President
      -------------------------------




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